SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 26, 2018

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

Colorado	333-01173	84-0467907
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 737-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]
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ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On June 26, 2018, the following members of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Registrant”) were unanimously elected by written consent in lieu of an annual meeting of the Registrant’s sole shareholder, GWL&A Financial Inc., which holds 7,320,176 votes, representing the total issued and outstanding Common Shares of the Registrant.

Director Nominees

John L. Bernbach
Robin Bienfait
Marcel R. Coutu
André Desmarais
Paul Desmarais, Jr.
Gary A. Doer
Gregory J. Fleming
Claude Généreux
Alain Louvel
Paula B. Madoff
Paul A. Mahon
R. Jeffrey Orr
Robert L. Reynolds
T. Timothy Ryan, Jr.
Jerome J. Selitto
Gregory D. Tretiak
Brian E. Walsh

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2018
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By: /s/ Richard G. Schultz
Name: Richard G. Schultz
Title: General Counsel and Chief Legal Officer